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                                  AMENDMENT TO

                          THE SPORTS CLUB COMPANY, INC.


                           401(k) PROFIT SHARING PLAN
                            ADOPTED FEBRUARY 29, 1996



        By action taken February 9, 2000, the Board of Directors of The Sports Club Company, Inc. approved the following amendment to The Sports Club Company, Inc. 401(k) Profit Sharing Plan:


                Exhibit 2, Sections 2(a)(1) and 2(a)(2) of the Adoption Agreement are hereby amended by deleting "1 Year of Eligibility Service" and substituting "6 Months from Employment Date", in lieu thereof; and